UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2011

SINO AGRO FOOD, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54191	33-1219070

State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

Room 3711, China Shine Plaza
No. 9 Lin He Xi Road
Tianhe County
Guangzhou City
P.R.C. 510610
(860) 20 22057860
(Address, Including Zip Code, and Telephone Number, Including
Area Code, of Registrants’ Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 19,  2011 the Company issued a press release concerning corporate matters.  The release is filed as an exhibit to this Form 8-K.

Exhibits

99  Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Sino Agro Food, Inc.

Date.: January 25, 2011	BY:	/s/ Lee Yip Kun Solomon
Lee Yip Kun Solomon
Chairman and Chief Executive Officer